Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Third Quarter 2023

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information and consolidated financial information. All financial information in this document is unaudited.

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Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	219	230	151	179	211	613	541	-12%
U.S. Businesses	615	710	760	956	1,088	2,001	2,804	40%
International Businesses	748	814	840	784	811	2,391	2,435	2%
Corporate and Other	(415)	(525)	(485)	(527)	(504)	(1,152)	(1,516)	-32%
Total adjusted operating income before income taxes	1,167	1,229	1,266	1,392	1,606	3,853	4,264	11%
Income taxes, applicable to adjusted operating income	271	297	276	305	340	871	921	6%
After-tax adjusted operating income	896	932	990	1,087	1,266	2,982	3,343	12%
Income (loss) attributable to Prudential Financial, Inc.	(92)	(52)	1,462	511	(802)	(1,595)	1,171	173%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	9.8%	10.5%	11.2%	12.2%	14.5%	10.4%	12.7%
Return on Average Equity (based on net income (loss))	-1.2%	-0.7%	18.9%	6.8%	-11.8%	-7.0%	5.4%
Distributions to Shareholders
Dividends paid	454	449	468	463	461	1,373	1,392	1%
Share repurchases	375	375	250	250	250	1,125	750	-33%
Total capital returned	829	824	718	713	711	2,498	2,142	-14%
Per Share Data
Net income (loss) - diluted (2)	(0.26)	(0.16)	3.93	1.38	(2.23)	(4.32)	3.15	173%
Adjusted Operating Income - diluted	2.37	2.49	2.66	2.94	3.44	7.82	9.03	15%
Shareholder dividends	1.20	1.20	1.25	1.25	1.25	3.60	3.75	4%
GAAP book value - diluted	82.83	82.48	85.33	77.65	70.82
Adjusted book value - diluted (3)	96.41	94.69	97.29	97.38	94.19
Shares Outstanding
Weighted average number of common shares - basic	371.0	367.6	366.5	364.8	362.6	373.8	364.6	-2%
Weighted average number of common shares - diluted	373.1	369.4	367.7	366.1	363.8	376.4	365.8	-3%
End of period common shares - basic	369.1	366.0	365.9	363.4	361.3
End of period common shares - diluted	373.8	370.9	367.8	366.2	364.5

__________
(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement as described on page 3.
(2) For the three months ended September 30, 2023, December 31, 2022 and September 30, 2022, and for the nine months ended September 30, 2022 weighted average shares for basic earnings per share is used for calculating diluted earnings per share because dilutive shares and dilutive earnings per share are not applicable when a net loss is reported. As a result of the net loss attributable to Prudential Financial available to holders of Common Stock for the three months ended September 30, 2023, December 31, 2022 and September 30, 2022, and for the nine months ended September 30, 2022 all potential stock options and compensation programs were considered antidilutive.
(3) Adjusted book value is calculated as total equity (GAAP book value) excluding accumulated other comprehensive income (loss) and the cumulative effect of foreign currency exchange rate remeasurements and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023

Earnings per share of Common Stock - diluted:
After-tax adjusted operating income	2.37	2.49	2.66	2.94	3.44	7.82	9.03
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(3.33)	(2.50)	1.00	(2.09)	(6.85)	(14.35)	(7.89)
Change in value of market risk benefits, net of related hedging gains (losses)	(0.16)	1.70	0.20	0.04	(0.69)	(2.85)	(0.44)
Market experience updates	0.34	0.07	0.13	(0.01)	0.39	1.64	0.51
Divested and Run-off Businesses:
Closed Block division	(0.06)	(0.11)	(0.01)	(0.13)	0.01	0.06	(0.14)
Other Divested and Run-off Businesses	(0.14)	(0.08)	0.29	0.17	(0.13)	0.46	0.34
Difference in earnings allocated to participating unvested share-based payment awards	0.02	0.02	(0.01)	0.02	0.02	0.06	0.06
Other adjustments (1)	(0.03)	(2.47)	(0.02)	(0.02)	(0.03)	(0.07)	(0.08)
Total reconciling items, before income taxes	(3.36)	(3.37)	1.58	(2.02)	(7.28)	(15.05)	(7.64)
Income taxes, not applicable to adjusted operating income	(0.73)	(0.72)	0.31	(0.46)	(1.61)	(2.91)	(1.76)
Total reconciling items, after income taxes	(2.63)	(2.65)	1.27	(1.56)	(5.67)	(12.14)	(5.88)
Net income (loss) attributable to Prudential Financial, Inc.	(0.26)	(0.16)	3.93	1.38	(2.23)	(4.32)	3.15
Weighted average number of outstanding common shares - basic	371.0	367.6	366.5	364.8	362.6	373.8	364.6
Weighted average number of outstanding common shares - diluted	373.1	369.4	367.7	366.1	363.8	376.4	365.8
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	(92)	(52)	1,462	511	(802)	(1,595)	1,171
Less: Earnings allocated to participating unvested share-based payment awards	6	6	18	6	5	19	17
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	(98)	(58)	1,444	505	(807)	(1,614)	1,154
After-tax adjusted operating income	896	932	990	1,087	1,266	2,982	3,343
Less: Earnings allocated to participating unvested share-based payment awards	12	12	13	12	14	40	39
After-tax adjusted operating income for earnings per share of Common Stock calculation	884	920	977	1,075	1,252	2,942	3,304

___________

(1) Represents adjustments not included in the above reconciling items, including a goodwill impairment that resulted in a charge in fourth quarter of 2022 related to Assurance IQ. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2022		2023
	3Q	4Q	1Q	2Q	3Q

Capitalization Data (1):
Senior Debt:
Short-term Debt	767	775	705	763	615
Long-term Debt	10,810	10,814	10,860	10,787	10,787
Junior Subordinated Long-term Debt	9,088	9,094	9,591	8,089	8,090
Prudential Financial, Inc. Equity:
GAAP book value (total PFI equity) at end of period	30,962	30,593	31,385	28,434	25,814
Less: Accumulated other comprehensive income (AOCI)	(4,230)	(3,806)	(3,825)	(6,649)	(7,831)
GAAP book value excluding AOCI (2)	35,192	34,399	35,210	35,083	33,645
Less: Cumulative effect of foreign exchange rate remeasurement and currency translation adjustments corresponding to realized gains (losses) (3)	(847)	(723)	(575)	(578)	(687)
Adjusted book value	36,039	35,122	35,785	35,661	34,332
Book Value per Share of Common Stock:
GAAP book value per common share - diluted	82.83	82.48	85.33	77.65	70.82
GAAP book value excluding AOCI per share - diluted (2)	94.15	92.74	95.73	95.80	92.30
Adjusted book value per common share - diluted	96.41	94.69	97.29	97.38	94.19
End of period number of common shares - diluted	373.8	370.9	367.8	366.2	364.5
Common Stock Price Range (based on closing price):
High	105.49	110.21	104.94	88.22	99.14
Low	85.78	89.19	77.23	78.04	88.66
Close	85.78	99.46	82.74	88.22	94.89
Common Stock market capitalization (1)	31,661	36,402	30,275	32,059	34,284

__________

(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

OPERATIONS HIGHLIGHTS

	2022		2023
	3Q	4Q	1Q	2Q	3Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers	536.3	549.2	561.2	556.7	547.6
Retail customers	298.1	299.6	314.4	324.1	312.5
General account	371.8	379.6	394.2	385.0	358.5
Total PGIM	1,206.2	1,228.4	1,269.8	1,265.8	1,218.6
U.S. Businesses	123.4	126.7	126.0	127.0	119.9
International Businesses	13.8	16.1	15.3	15.7	16.4
Corporate and Other	6.1	6.1	5.9	6.1	6.4
Total assets under management	1,349.5	1,377.3	1,417.0	1,414.6	1,361.3
Assets under administration	139.4	157.4	158.6	166.6	164.7
Total assets under management and administration	1,488.9	1,534.7	1,575.6	1,581.2	1,526.0
Distribution Representatives (1):
Prudential Advisors	2,774	2,616	2,627	2,638	2,681
International Life Planners	5,972	5,924	5,978	5,806	5,917
Gibraltar Life Consultants	6,861	6,821	6,689	6,648	6,736

__________
(1) As of end of period.
(2) At fair market value.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023	% change

Revenues (1):
Premiums	15,322	5,904	8,833	6,368	3,659	28,466	18,860	-34%
Policy charges and fee income	1,083	1,100	1,073	1,032	1,060	3,175	3,165	—%
Net investment income	3,047	3,483	3,671	3,814	3,893	9,701	11,378	17%
Asset management fees, commissions and other income	1,628	1,719	1,527	1,430	1,514	5,997	4,471	-25%
Total revenues	21,080	12,206	15,104	12,644	10,126	47,339	37,874	-20%
Benefits and expenses (1):
Insurance and annuity benefits	15,925	6,614	9,588	6,931	4,348	31,023	20,867	-33%
Change in estimates of liability for future policy benefits	59	50	22	159	49	901	230	-74%
Interest credited to policyholders' account balances	628	735	756	780	804	1,927	2,340	21%
Interest expense	407	417	441	461	422	1,172	1,324	13%
Deferral of acquisition costs	(531)	(539)	(569)	(546)	(576)	(1,616)	(1,691)	-5%
Amortization of acquisition costs	355	328	355	355	351	1,053	1,061	1%
General and administrative expenses	3,070	3,372	3,245	3,112	3,122	9,026	9,479	5%
Total benefits and expenses	19,913	10,977	13,838	11,252	8,520	43,486	33,610	-23%
Adjusted operating income before income taxes	1,167	1,229	1,266	1,392	1,606	3,853	4,264	11%
Income taxes, applicable to adjusted operating income	271	297	276	305	340	871	921	6%
After-tax adjusted operating income	896	932	990	1,087	1,266	2,982	3,343	12%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(1,243)	(924)	369	(765)	(2,491)	(5,402)	(2,887)	47%
Change in value of market risk benefits, net of related hedging gains (losses)	(58)	629	75	16	(251)	(1,072)	(160)	85%
Market experience updates	125	25	48	(3)	143	617	188	-70%
Divested and Run-off Businesses:
Closed Block division	(21)	(40)	(4)	(48)	2	22	(50)	-327%
Other Divested and Run-off Businesses	(53)	(29)	107	64	(46)	175	125	-29%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(33)	(18)	(5)	(26)	(11)	(18)	(42)	-133%
Other adjustments (2)	(10)	(912)	(9)	(9)	(10)	(27)	(28)	-4%
Total reconciling items, before income taxes	(1,293)	(1,269)	581	(771)	(2,664)	(5,705)	(2,854)	50%
Income taxes, not applicable to adjusted operating income	(282)	(302)	106	(182)	(591)	(1,145)	(667)	42%
Total reconciling items, after income taxes	(1,011)	(967)	475	(589)	(2,073)	(4,560)	(2,187)	52%
Income (loss) before income taxes and equity in earnings of operating joint ventures	(126)	(40)	1,847	621	(1,058)	(1,852)	1,410	176%
Income tax expense (benefit)	(11)	(5)	382	123	(251)	(274)	254	193%
Income (loss) before equity in earnings of operating joint ventures	(115)	(35)	1,465	498	(807)	(1,578)	1,156	173%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	23	(17)	(3)	13	5	(17)	15	188%
Income (loss) attributable to Prudential Financial, Inc.	(92)	(52)	1,462	511	(802)	(1,595)	1,171	173%
Earnings attributable to noncontrolling interests	(16)	8	15	(15)	11	(36)	11	131%
Net income (loss)	(108)	(44)	1,477	496	(791)	(1,631)	1,182	172%
Less: Income (loss) attributable to noncontrolling interests	(16)	8	15	(15)	11	(36)	11	131%
Net income (loss) attributable to Prudential Financial, Inc.	(92)	(52)	1,462	511	(802)	(1,595)	1,171	173%
__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses), revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of acquisitions, including the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 35, 36, 37 and 38 for reconciliation.
(2) Represents adjustments not included in the above reconciling items, including a goodwill impairment related to Assurance IQ that resulted in a charge of $903 million pre-tax and $713 million after-tax in the fourth quarter of 2022. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

CONSOLIDATED BALANCE SHEETS
(in millions)

	09/30/2022	12/31/2022	03/31/2023	06/30/2023	09/30/2023

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	295,841	307,719	320,512	312,230	295,318
Fixed maturities, held-to-maturity, at amortized cost, net of allowance for credit losses	1,199	1,296	1,277	1,171	—
Fixed maturities, trading, at fair value	5,690	5,951	6,269	6,349	7,129
Assets supporting experience-rated contractholder liabilities, at fair value	2,580	2,844	2,958	3,019	2,943
Equity securities, at fair value	6,882	7,150	7,573	8,359	7,039
Commercial mortgage and other loans	56,896	56,745	56,778	57,689	57,908
Policy loans	9,920	10,046	10,041	9,983	9,959
Other invested assets	21,050	21,099	21,491	21,473	21,868
Short-term investments	5,181	4,591	5,177	5,059	5,072
Total investments	405,239	417,441	432,076	425,332	407,236
Cash and cash equivalents	20,104	17,251	17,425	14,652	16,892
Accrued investment income	2,888	3,012	3,095	3,142	3,191
Deferred policy acquisition costs	20,038	20,546	20,741	20,320	20,394
Value of business acquired	560	621	601	542	514
Market risk benefit assets	806	800	976	1,951	2,200
Income tax assets	—	—	—	803	1,108
Other assets	32,912	31,679	32,061	29,691	39,077
Separate account assets	194,525	197,679	202,294	200,871	190,642
Total assets	677,072	689,029	709,269	697,304	681,254
Liabilities:
Future policy benefits	255,135	261,773	273,586	268,649	253,551
Policyholders' account balances	131,533	135,624	138,139	138,743	140,788
Market risk benefit liabilities	6,488	5,864	6,096	5,462	4,660
Securities sold under agreements to repurchase	8,223	6,589	6,617	6,097	5,547
Cash collateral for loaned securities	5,865	6,100	5,975	5,207	6,067
Income tax liabilities	403	277	517	—	—
Senior short-term debt	767	775	705	763	615
Senior long-term debt	10,810	10,814	10,860	10,787	10,787
Junior subordinated long-term debt	9,088	9,094	9,591	8,089	8,090
Other liabilities	22,386	22,518	22,027	22,779	32,769
Notes issued by consolidated variable interest entities	218	374	415	402	791
Separate account liabilities	194,525	197,679	202,294	200,871	190,642
Total liabilities	645,441	657,481	676,822	667,849	654,307
Equity:
Accumulated other comprehensive loss	(4,230)	(3,806)	(3,825)	(6,649)	(7,831)
Other equity	35,192	34,399	35,210	35,083	33,645
Total Prudential Financial, Inc. equity	30,962	30,593	31,385	28,434	25,814
Noncontrolling interests	669	955	1,062	1,021	1,133
Total equity	31,631	31,548	32,447	29,455	26,947
Total liabilities and equity	677,072	689,029	709,269	697,304	681,254

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

COMBINING BALANCE SHEETS
(in millions)
	As of September 30, 2023

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	407,236	47,670	359,566	4,644	174,768	157,656	22,498
Deferred policy acquisition costs	20,394	171	20,223	—	11,625	9,005	(407)
Other assets	62,982	887	62,095	4,352	38,980	10,936	7,827
Separate account assets	190,642	—	190,642	35,254	158,321	—	(2,933)
Total assets	681,254	48,728	632,526	44,250	383,694	177,597	26,985
Liabilities:
Future policy benefits	253,551	43,731	209,820	—	99,686	102,475	7,659
Policyholders' account balances	140,788	4,528	136,260	—	83,076	48,448	4,736
Debt	19,492	—	19,492	1,415	7,604	81	10,392
Other liabilities	49,834	2,926	46,908	3,669	20,503	8,513	14,223
Separate account liabilities	190,642	—	190,642	35,254	158,321	—	(2,933)
Total liabilities	654,307	51,185	603,122	40,338	369,190	159,517	34,077
Equity:
Accumulated other comprehensive loss	(7,831)	(1,092)	(6,739)	(159)	(3,588)	(491)	(2,501)
Other equity	33,645	(1,377)	35,022	2,481	18,007	18,540	(4,006)
Total Prudential Financial, Inc. equity	25,814	(2,469)	28,283	2,322	14,419	18,049	(6,507)
Noncontrolling interests	1,133	12	1,121	1,590	85	31	(585)
Total equity	26,947	(2,457)	29,404	3,912	14,504	18,080	(7,092)
Total liabilities and equity	681,254	48,728	632,526	44,250	383,694	177,597	26,985

	As of December 31, 2022

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	417,441	48,858	368,583	3,811	179,299	165,831	19,642
Deferred policy acquisition costs	20,546	181	20,365	—	11,809	8,941	(385)
Other assets	53,363	1,895	51,468	4,498	27,009	12,019	7,942
Separate account assets	197,679	—	197,679	40,055	161,267	—	(3,643)
Total assets	689,029	50,934	638,095	48,364	379,384	186,791	23,556
Liabilities:
Future policy benefits	261,773	44,414	217,359	—	99,948	109,018	8,393
Policyholders' account balances	135,624	4,606	131,018	—	75,928	46,903	8,187
Debt	20,683	—	20,683	1,726	7,850	84	11,023
Other liabilities	41,722	3,479	38,243	2,813	20,238	11,497	3,695
Separate account liabilities	197,679	—	197,679	40,055	161,267	—	(3,643)
Total liabilities	657,481	52,499	604,982	44,594	365,231	167,502	27,655
Equity:
Accumulated other comprehensive income (loss)	(3,806)	(214)	(3,592)	(145)	(3,034)	1,590	(2,003)
Other equity	34,399	(1,363)	35,762	2,613	17,103	17,668	(1,622)
Total Prudential Financial, Inc. equity	30,593	(1,577)	32,170	2,468	14,069	19,258	(3,625)
Noncontrolling interests	955	12	943	1,302	84	31	(474)
Total equity	31,548	(1,565)	33,113	3,770	14,153	19,289	(4,099)
Total liabilities and equity	689,029	50,934	638,095	48,364	379,384	186,791	23,556

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of September 30, 2023				As of December 31, 2022
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	—	4,871	8,090	12,961	100	4,877	9,094	14,071
Operating Debt	533	5,588	—	6,121	511	5,583	—	6,094
Limited recourse and non-recourse borrowing	82	328	—	410	164	354	—	518
Total Debt	615	10,787	8,090	19,492	775	10,814	9,094	20,683

	As of September 30, 2023				As of December 31, 2022
	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt

Borrowings by sources:
Capital Debt	12,573	346	42	12,961	13,579	445	47	14,071
Operating Debt	5,613	508	—	6,121	5,608	486	—	6,094
Limited recourse and non-recourse borrowing	—	155	255	410	—	179	339	518
Total Debt	18,186	1,009	297	19,492	19,187	1,110	386	20,683

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at The Prudential Insurance Company of America includes $346 million of surplus notes as of September 30, 2023 and $345 million as of December 31, 2022.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	56	56	80	67	42	38	189	397%
Asset management fees, commissions and other income	851	904	818	782	934	2,624	2,534	-3%
Total revenues	907	960	898	849	976	2,662	2,723	2%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	14	27	27	29	28	30	84	180%
Deferral of acquisition costs	(1)	—	(1)	—	(1)	(2)	(2)	—%
Amortization of acquisition costs	1	—	1	—	—	3	1	-67%
General and administrative expenses	674	703	720	641	738	2,018	2,099	4%
Total benefits and expenses	688	730	747	670	765	2,049	2,182	6%
Adjusted operating income before income taxes	219	230	151	179	211	613	541	-12%
Total revenues	907	960	898	849	976	2,662	2,723	2%
Less: Passthrough distribution revenue	19	19	19	20	20	67	59	-12%
Less: Revenue associated with consolidations	8	31	32	(25)	62	2	69	3,350%
Total adjusted revenues (2)	880	910	847	854	894	2,593	2,595	—%
Adjusted operating margin (2)(3)	24.9%	25.3%	17.8%	21.0%	23.6%	23.6%	20.8%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 21.6%, 21.1%, 16.8%, 23.9%, and 24.2% for the three months ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022, and September 30, 2022, respectively, and 19.9% and 23.0% for the nine months ended September 30, 2023 and September 30, 2022, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023	% change

Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	742	725	720	726	738	2,307	2,184	-5%
Other related revenues (1)	80	113	52	58	71	116	181	56%
Service, distribution and other revenues	85	122	126	65	167	239	358	50%
Total PGIM revenues	907	960	898	849	976	2,662	2,723	2%
Analysis of asset management fees by source:
Institutional customers	364	359	362	357	363	1,084	1,082	—%
Retail customers	256	250	243	253	261	831	757	-9%
General account	122	116	115	116	114	392	345	-12%
Total asset management fees	742	725	720	726	738	2,307	2,184	-5%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	September 30, 2023
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	56.2	387.2	70.5	32.4	1.3	547.6
Retail customers	108.1	131.6	2.2	0.9	69.7	312.5
General account	3.6	228.6	54.4	71.9	—	358.5
Total	167.9	747.4	127.1	105.2	71.0	1,218.6

	September 30, 2022
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	46.8	384.8	74.1	29.4	1.2	536.3
Retail customers	94.0	131.4	2.1	0.9	69.7	298.1
General account	3.3	246.3	52.8	69.4	—	371.8
Total	144.1	762.5	129.0	99.7	70.9	1,206.2
__________
(1) Other related revenues, net of related expenses are $37 million, $31 million, $28 million, $51 million, and $47 million for the three months ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022, and September 30, 2022, respectively, and $96 million and $57 million for the nine months ended September 30, 2023 and September 30, 2022, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023

Institutional Customers - Assets Under Management (at fair market value):
Beginning assets under management	539.7	516.6	528.9	540.2	536.7	568.0	528.9
Additions	16.4	13.8	13.9	18.9	14.4	57.8	47.2
Withdrawals	(15.8)	(19.8)	(24.1)	(21.9)	(18.2)	(48.8)	(64.2)
Net institutional additions (withdrawals), excluding money market activity	0.6	(6.0)	(10.2)	(3.0)	(3.8)	9.0	(17.0)
Change in market value	(22.1)	17.0	17.2	3.5	(13.8)	(102.8)	6.9
Net money market flows	(0.9)	(0.7)	3.2	(3.7)	0.1	0.1	(0.4)
Other (1)	(0.7)	2.0	1.1	(0.3)	9.4	42.3	10.2
Ending assets under management	516.6	528.9	540.2	536.7	528.6	516.6	528.6
Affiliated institutional assets under management	19.7	20.3	21.0	20.0	19.0	19.7	19.0
Total assets managed for institutional customers at end of period	536.3	549.2	561.2	556.7	547.6	536.3	547.6
Retail Customers - Assets Under Management (at fair market value):
Beginning assets under management	204.0	192.2	191.7	201.4	209.4	265.8	191.7
Additions	13.5	16.5	12.6	12.6	11.9	49.8	37.1
Withdrawals	(18.1)	(22.2)	(16.4)	(14.8)	(13.8)	(67.3)	(45.0)
Net retail withdrawals, excluding money market activity	(4.6)	(5.7)	(3.8)	(2.2)	(1.9)	(17.5)	(7.9)
Change in market value	(5.5)	4.2	13.6	10.3	(4.7)	(61.0)	19.2
Net money market flows	—	1.0	0.4	0.2	0.7	0.9	1.3
Other	(1.7)	—	(0.5)	(0.3)	(0.4)	4.0	(1.2)
Ending assets under management	192.2	191.7	201.4	209.4	203.1	192.2	203.1
Affiliated retail assets under management	105.9	107.9	113.0	114.7	109.4	105.9	109.4
Total assets managed for retail customers at end of period	298.1	299.6	314.4	324.1	312.5	298.1	312.5

__________
(1) Other includes $9.5 billion related to the reinsurance of in-force structured settlement annuities business to Prismic Life Reinsurance, Ltd in September 2023 which was previously included in General Account assets under management.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023	% change

Revenues (1):
Premiums	12,038	2,895	5,268	3,098	550	18,106	8,916	-51%
Policy charges and fee income	1,013	1,028	1,014	968	997	2,961	2,979	1%
Net investment income	1,729	1,989	2,117	2,253	2,355	5,528	6,725	22%
Asset management fees, commissions and other income	641	584	676	699	637	3,396	2,012	-41%
Total revenues	15,421	6,496	9,075	7,018	4,539	29,991	20,632	-31%
Benefits and expenses (1):
Insurance and annuity benefits	13,020	4,021	6,434	4,284	1,601	21,842	12,319	-44%
Change in estimates of liability for future policy benefits	21	(9)	16	(134)	33	829	(85)	-110%
Interest credited to policyholders' account balances	413	508	507	523	540	1,279	1,570	23%
Interest expense	197	165	251	249	226	609	726	19%
Deferral of acquisition costs	(254)	(253)	(274)	(295)	(307)	(763)	(876)	-15%
Amortization of acquisition costs	213	195	212	205	204	626	621	-1%
General and administrative expenses	1,196	1,159	1,169	1,230	1,154	3,568	3,553	—%
Total benefits and expenses	14,806	5,786	8,315	6,062	3,451	27,990	17,828	-36%
Adjusted operating income before income taxes	615	710	760	956	1,088	2,001	2,804	40%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES
(in millions)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023	% change

Revenues (1):
Premiums	10,576	1,419	3,785	1,561	(959)	13,703	4,387	-68%
Policy charges and fee income	346	344	332	320	318	1,209	970	-20%
Net investment income	1,028	1,243	1,322	1,416	1,491	3,328	4,229	27%
Asset management fees, commissions and other income	489	450	545	559	524	2,890	1,628	-44%
Total revenues	12,439	3,456	5,984	3,856	1,374	21,130	11,214	-47%
Benefits and expenses (1):
Insurance and annuity benefits	11,042	2,004	4,383	2,312	(417)	15,621	6,278	-60%
Change in estimates of liability for future policy benefits	18	2	(42)	(157)	31	(526)	(168)	68%
Interest credited to policyholders' account balances	143	232	240	255	270	476	765	61%
Interest expense	(10)	(53)	24	15	14	13	53	308%
Deferral of acquisition costs	(83)	(79)	(99)	(107)	(117)	(250)	(323)	-29%
Amortization of acquisition costs	100	81	97	89	89	292	275	-6%
General and administrative expenses	574	522	544	573	563	1,722	1,680	-2%
Total benefits and expenses	11,784	2,709	5,147	2,980	433	17,348	8,560	-51%
Adjusted operating income before income taxes	655	747	837	876	941	3,782	2,654	-30%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES
(in millions)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023	% change

Revenues (1):
Premiums	10,558	1,395	3,763	1,531	(979)	13,642	4,315	-68%
Policy charges and fee income	11	6	8	8	10	28	26	-7%
Net investment income	824	969	1,004	1,072	1,098	2,684	3,174	18%
Asset management fees, commissions and other income	75	109	114	126	92	283	332	17%
Total revenues	11,468	2,479	4,889	2,737	221	16,637	7,847	-53%
Benefits and expenses (1):
Insurance and annuity benefits	11,028	1,960	4,350	2,263	(438)	15,516	6,175	-60%
Change in estimates of liability for future policy benefits	12	(6)	(44)	(156)	24	(528)	(176)	67%
Interest credited to policyholders' account balances	100	139	125	144	146	255	415	63%
Interest expense	6	7	10	(4)	(6)	8	—	-100%
Deferral of acquisition costs	(11)	(5)	(17)	(16)	(18)	(16)	(51)	-219%
Amortization of acquisition costs	2	3	4	6	3	8	13	63%
General and administrative expenses	63	49	65	72	71	179	208	16%
Total benefits and expenses	11,200	2,147	4,493	2,309	(218)	15,422	6,584	-57%
Adjusted operating income before income taxes	268	332	396	428	439	1,215	1,263	4%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023

Beginning total account value	234,594	238,313	251,818	252,952	258,533	245,720	251,818
Additions	13,518	12,277	3,828	5,686	4,697	19,496	14,211
Withdrawals and benefits	(3,691)	(4,248)	(5,474)	(5,865)	(7,781)	(12,150)	(19,120)
Net flows	9,827	8,029	(1,646)	(179)	(3,084)	7,346	(4,909)
Change in market value, interest credited and interest income	(553)	402	1,823	2,456	878	(4,512)	5,157
Other (1)	(5,555)	5,074	957	3,304	(1,394)	(10,241)	2,867
Ending total account value, gross	238,313	251,818	252,952	258,533	254,933	238,313	254,933
Reinsurance ceded	—	—	—	—	(9,273)	—	(9,273)
Ending total account value, net	238,313	251,818	252,952	258,533	245,660	238,313	245,660
Amounts included in ending total account value, net above:
Investment-only stable value wraps	71,168	69,521	68,170	67,335	65,497
International reinsurance (2)	68,581	83,910	84,137	90,612	88,253
Group annuities and other products	98,564	98,387	100,645	100,586	91,910
Ending total account value, net	238,313	251,818	252,952	258,533	245,660

__________

(1) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under international reinsurance contracts.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES
(in millions)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023	% change

Revenues (1):
Premiums	18	24	22	30	20	61	72	18%
Policy charges and fee income	335	338	324	312	308	1,181	944	-20%
Net investment income	204	274	318	344	393	644	1,055	64%
Asset management fees, commissions and other income	414	341	431	433	432	2,607	1,296	-50%
Total revenues	971	977	1,095	1,119	1,153	4,493	3,367	-25%
Benefits and expenses (1):
Insurance and annuity benefits	14	44	33	49	21	105	103	-2%
Change in estimates of liability for future policy benefits	6	8	2	(1)	7	2	8	300%
Interest credited to policyholders' account balances	43	93	115	111	124	221	350	58%
Interest expense	(16)	(60)	14	19	20	5	53	960%
Deferral of acquisition costs	(72)	(74)	(82)	(91)	(99)	(234)	(272)	-16%
Amortization of acquisition costs	98	78	93	83	86	284	262	-8%
General and administrative expenses	511	473	479	501	492	1,543	1,472	-5%
Total benefits and expenses	584	562	654	671	651	1,926	1,976	3%
Adjusted operating income before income taxes	387	415	441	448	502	2,567	1,391	-46%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023

Actively -Sold Protected Investment and Income Product Sales (1):
FlexGuard Suite	1,080	1,062	1,088	1,240	1,279	3,936	3,607
Investment Only VA (2)	46	31	32	36	48	198	116
Fixed	249	397	547	616	616	340	1,779
Total	1,375	1,490	1,667	1,892	1,943	4,474	5,502
Actively-Sold Protected Investment and Income Solutions (1):
Beginning total account value	18,526	19,099	21,208	23,268	25,970	18,819	21,208
Sales	1,375	1,490	1,667	1,892	1,943	4,474	5,502
Full surrenders and death benefits	(94)	(148)	(191)	(223)	(208)	(278)	(622)
Sales, net of full surrenders and death benefits	1,281	1,342	1,476	1,669	1,735	4,196	4,880
Partial withdrawals and other benefit payments	(124)	(158)	(135)	(131)	(135)	(381)	(401)
Net flows	1,157	1,184	1,341	1,538	1,600	3,815	4,479
Change in market value, interest credited, and other	(581)	930	725	1,171	(494)	(3,529)	1,402
Policy charges	(3)	(5)	(6)	(7)	(7)	(6)	(20)
Ending total account value, gross	19,099	21,208	23,268	25,970	27,069	19,099	27,069
Reinsurance ceded	(637)	(817)	(1,079)	(1,357)	(1,552)	(637)	(1,552)
Ending total account value, net	18,462	20,391	22,189	24,613	25,517	18,462	25,517
Discontinued Traditional VA and Guaranteed Living Benefit Block (3):
Beginning total account value	104,612	96,691	98,814	100,536	100,327	163,486	98,814
Sales	14	7	8	9	7	56	24
Full surrenders and death benefits	(1,131)	(994)	(1,297)	(1,428)	(1,544)	(4,695)	(4,269)
Sales, net of full surrenders and death benefits	(1,117)	(987)	(1,289)	(1,419)	(1,537)	(4,639)	(4,245)
Partial withdrawals and other benefit payments	(852)	(1,075)	(985)	(926)	(927)	(3,056)	(2,838)
Net flows	(1,969)	(2,062)	(2,274)	(2,345)	(2,464)	(7,695)	(7,083)
Change in market value and other	(5,340)	4,809	4,605	2,693	(3,298)	(57,019)	4,000
Policy charges	(612)	(624)	(609)	(557)	(544)	(2,081)	(1,710)
Ending total account value, gross	96,691	98,814	100,536	100,327	94,021	96,691	94,021
Reinsurance ceded	—	—	—	(10,227)	(9,432)	—	(9,432)
Ending total account value, net	96,691	98,814	100,536	90,100	84,589	96,691	84,589

__________
(1) Includes Prudential FlexGuard and FlexGuard Income, Prudential Premier Investment, MyRock and all fixed annuity products. Excludes discontinued traditional variable annuities and guaranteed living benefits.
(2) Represents variable annuities without guaranteed living benefits including Prudential Premier Investment and MyRock.
(3) Includes Prudential Highest Daily Income, Prudential Defined Income and other legacy variable products with and without guaranteed minimum income and withdrawal benefits.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES ACCOUNT VALUE ACTIVITY
(in millions)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023

Account Values in General Account (1):
Beginning balance	19,430	20,170	22,063	23,948	26,455	20,062	22,063
Premiums and deposits	1,300	1,437	1,601	1,821	1,856	4,124	5,278
Full surrenders and death benefits	(86)	(87)	(119)	(118)	(121)	(417)	(358)
Premiums and deposits net of full surrenders and death benefits	1,214	1,350	1,482	1,703	1,735	3,707	4,920
Partial withdrawals and other benefit payments	(131)	(167)	(148)	(149)	(148)	(429)	(445)
Net flows	1,083	1,183	1,334	1,554	1,587	3,278	4,475
Change in market value, interest credited and other	(240)	619	582	1,181	(285)	(2,629)	1,478
Net transfers (to) from separate account	(102)	92	(30)	(227)	(142)	(539)	(399)
Policy charges	(1)	(1)	(1)	(1)	(2)	(2)	(4)
Ending balance, gross	20,170	22,063	23,948	26,455	27,613	20,170	27,613
Reinsurance ceded	(637)	(817)	(1,079)	(1,357)	(1,552)	(637)	(1,552)
Ending balance, net	19,533	21,246	22,869	25,098	26,061	19,533	26,061
Account Values in Separate Account (1):
Beginning balance	103,708	95,620	97,959	99,856	99,842	162,243	97,959
Premiums and deposits	89	60	74	80	94	406	248
Full surrenders and death benefits	(1,139)	(1,055)	(1,369)	(1,533)	(1,631)	(4,556)	(4,533)
Premiums and deposits net of full surrenders and death benefits	(1,050)	(995)	(1,295)	(1,453)	(1,537)	(4,150)	(4,285)
Partial withdrawals and other benefit payments	(845)	(1,066)	(972)	(908)	(914)	(3,008)	(2,794)
Net flows	(1,895)	(2,061)	(2,267)	(2,361)	(2,451)	(7,158)	(7,079)
Change in market value, interest credited and other	(5,681)	5,120	4,748	2,683	(3,507)	(57,919)	3,924
Net transfers (to) from general account	102	(92)	30	227	142	539	399
Policy charges	(614)	(628)	(614)	(563)	(549)	(2,085)	(1,726)
Ending balance, gross	95,620	97,959	99,856	99,842	93,477	95,620	93,477
Reinsurance ceded	—	—	—	(10,227)	(9,432)	—	(9,432)
Ending balance, net	95,620	97,959	99,856	89,615	84,045	95,620	84,045

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES MARKET RISK BENEFIT FEATURES
(in millions)

	2022		2023
	3Q	4Q	1Q	2Q	3Q

MARKET RISK BENEFITS ACCOUNT VALUES AND NET AMOUNT AT RISK (1):
Market Risk Benefits Account Values by Risk Management Design:
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	67,654	69,365	70,701	70,816	66,563
Account Values with Auto-Rebalancing Feature - externally reinsured	2,446	2,482	2,493	2,468	2,269
Account Values without Auto-Rebalancing Feature	25,294	25,660	26,004	25,667	23,869
Total	95,394	97,507	99,198	98,951	92,701
Market Risk Benefits Net Amount at Risk by Product Design Type:
Net Amount at Risk with Auto-Rebalancing Feature	10,669	9,335	8,167	7,803	9,508
Net Amount at Risk without Auto-Rebalancing Feature	4,630	3,845	3,165	3,082	3,909
Total	15,299	13,180	11,332	10,885	13,417
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023	% change

Revenues (1):
Premiums	1,215	1,231	1,237	1,288	1,268	3,643	3,793	4%
Policy charges and fee income	170	185	181	161	163	496	505	2%
Net investment income	121	117	126	128	130	362	384	6%
Asset management fees, commissions and other income	19	22	20	21	15	59	56	-5%
Total revenues	1,525	1,555	1,564	1,598	1,576	4,560	4,738	4%
Benefits and expenses (1):
Insurance and annuity benefits	1,196	1,221	1,218	1,140	1,179	3,693	3,537	-4%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	37	41	44	41	39	112	124	11%
Interest expense	1	1	4	2	1	3	7	133%
Deferral of acquisition costs	(1)	—	—	—	(1)	(3)	(1)	67%
Amortization of acquisition costs	2	1	1	2	1	1	4	300%
General and administrative expenses	260	276	272	274	268	785	814	4%
Total benefits and expenses	1,495	1,540	1,539	1,459	1,487	4,591	4,485	-2%
Adjusted operating income (loss) before income taxes	30	15	25	139	89	(31)	253	916%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023

Annualized New Business Premiums:
Group life	67	10	162	32	61	273	255
Group disability	36	13	157	25	34	183	216
Total	103	23	319	57	95	456	471
Future Policy Benefits (1):
Group life	2,366	2,551	2,397	2,309	2,242
Group disability	3,098	3,106	3,141	3,144	3,175
Total	5,464	5,657	5,538	5,453	5,417
Policyholders' Account Balances (1):
Group life	5,889	5,751	5,480	5,385	5,250
Group disability	125	131	117	121	112
Total	6,014	5,882	5,597	5,506	5,362
Separate Account Liabilities (1):
Group life	22,789	23,513	24,661	23,747	22,864
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,050	1,121	1,085	1,135	1,100	3,207	3,320
Earned premiums	885	899	892	937	900	2,689	2,729
Earned policy charges and fee income	145	164	158	137	138	424	433
Benefits ratio (3)	91.2%	90.2%	92.9%	85.1%	84.8%	94.4%	87.6%
Administrative operating expense ratio	10.9%	10.9%	11.8%	11.9%	11.8%	10.8%	11.8%
Persistency ratio	96.0%	95.9%	94.4%	94.0%	93.7%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	356	361	371	380	393	1,040	1,144
Earned premiums	330	332	345	351	368	954	1,064
Earned policy charges and fee income	25	21	23	24	25	72	72
Benefits ratio (3)	72.5%	74.2%	65.8%	69.8%	76.2%	73.0%	70.7%
Administrative operating expense ratio	30.3%	31.6%	25.2%	25.6%	24.1%	31.2%	24.9%
Persistency ratio	90.9%	90.6%	92.5%	91.9%	91.2%
Total Group Insurance:
Benefits ratio (3)	86.4%	86.2%	85.9%	81.1%	82.4%	89.2%	83.1%
Administrative operating expense ratio	15.9%	15.9%	15.2%	15.4%	15.1%	15.8%	15.2%
Net face amount of policies in force (in billions) (4)	2,103	2,126	2,104	2,153	2,143

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 83.0%, 66.4%, and 78.7% for the three months ended June 30, 2023, respectively. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 86.9%, 69.6%, 82.3% and 94.2%, 73.8%, 89.2% for the nine months ended September 30, 2023 and September 30, 2022, respectively.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE
(in millions)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023	% change

Revenues (1):
Premiums	247	245	246	249	241	760	736	-3%
Policy charges and fee income	497	499	501	487	516	1,256	1,504	20%
Net investment income	580	629	669	709	734	1,838	2,112	15%
Asset management fees, commissions and other income	133	112	111	119	98	447	328	-27%
Total revenues	1,457	1,485	1,527	1,564	1,589	4,301	4,680	9%
Benefits and expenses (1):
Insurance and annuity benefits	782	796	833	832	839	2,528	2,504	-1%
Change in estimates of liability for future policy benefits	3	(11)	58	23	2	1,355	83	-94%
Interest credited to policyholders' account balances	233	235	223	227	231	691	681	-1%
Interest expense	206	217	223	232	211	593	666	12%
Deferral of acquisition costs	(170)	(174)	(175)	(188)	(189)	(510)	(552)	-8%
Amortization of acquisition costs	111	113	114	114	114	333	342	3%
General and administrative expenses	362	361	353	383	323	1,061	1,059	—%
Total benefits and expenses	1,527	1,537	1,629	1,623	1,531	6,051	4,783	-21%
Adjusted operating income (loss) before income taxes	(70)	(52)	(102)	(59)	58	(1,750)	(103)	94%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	24	22	23	31	33	71	87
Universal life	23	25	17	20	17	67	54
Variable life	103	107	109	146	136	317	391
Total	150	154	149	197	186	455	532
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	33	32	33	38	35	101	106
Third party distribution	117	122	116	159	151	354	426
Total	150	154	149	197	186	455	532
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	31,274	31,400	31,522	31,644	32,713	31,304	31,522
Premiums and deposits	642	647	636	577	587	1,934	1,800
Surrenders and withdrawals	(348)	(478)	(455)	(429)	(417)	(1,209)	(1,301)
Net sales	294	169	181	148	170	725	499
Benefit payments	(51)	(51)	(59)	(45)	(41)	(171)	(145)
Net flows	243	118	122	103	129	554	354
Interest credited and other	314	426	461	406	274	751	1,141
Net transfers from separate account	89	98	78	1,079	128	355	1,285
Policy charges	(520)	(520)	(539)	(519)	(514)	(1,564)	(1,572)
Ending balance	31,400	31,522	31,644	32,713	32,730	31,400	32,730
Separate Account Liabilities:
Beginning balance	38,931	37,250	39,419	41,650	43,230	48,133	39,419
Premiums and deposits	671	684	709	865	739	2,029	2,313
Surrenders and withdrawals	(242)	(179)	(224)	(278)	(212)	(717)	(714)
Net sales	429	505	485	587	527	1,312	1,599
Benefit payments	(171)	(102)	(130)	(91)	(119)	(433)	(340)
Net flows	258	403	355	496	408	879	1,259
Change in market value, interest credited and other	(1,532)	2,188	2,286	2,489	(1,003)	(10,462)	3,772
Net transfers to general account	(89)	(98)	(78)	(1,079)	(128)	(355)	(1,285)
Policy charges	(318)	(324)	(332)	(326)	(336)	(945)	(994)
Ending balance	37,250	39,419	41,650	43,230	42,171	37,250	42,171
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	297	296	295	294	293
Universal life	99	98	98	98	97
Variable life	143	145	148	150	150
Total	539	539	541	542	540

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting Adjusted Operating Income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023	% change

Revenues (1):
Premiums	3,291	3,016	3,569	3,274	3,112	10,375	9,955	-4%
Policy charges and fee income	83	84	72	77	77	256	226	-12%
Net investment income	1,112	1,271	1,285	1,321	1,316	3,695	3,922	6%
Asset management fees, commissions and other income	132	89	89	51	61	225	201	-11%
Total revenues	4,618	4,460	5,015	4,723	4,566	14,551	14,304	-2%
Benefits and expenses (1):
Insurance and annuity benefits	2,905	2,589	3,159	2,647	2,751	9,185	8,557	-7%
Change in estimates of liability for future policy benefits	38	59	6	293	16	72	315	338%
Interest credited to policyholders' account balances	180	193	215	226	239	545	680	25%
Interest expense	11	16	11	4	3	19	18	-5%
Deferral of acquisition costs	(285)	(295)	(313)	(281)	(292)	(883)	(886)	—%
Amortization of acquisition costs	150	141	151	159	156	455	466	2%
General and administrative expenses	871	943	946	891	882	2,767	2,719	-2%
Total benefits and expenses	3,870	3,646	4,175	3,939	3,755	12,160	11,869	-2%
Adjusted operating income before income taxes	748	814	840	784	811	2,391	2,435	2%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023	% change

Revenues (1):
Premiums	1,689	1,540	1,934	1,693	1,665	5,413	5,292	-2%
Policy charges and fee income	41	47	48	48	48	128	144	13%
Net investment income	435	555	573	586	584	1,564	1,743	11%
Asset management fees, commissions and other income	79	91	69	54	62	203	185	-9%
Total revenues	2,244	2,233	2,624	2,381	2,359	7,308	7,364	1%
Benefits and expenses (1):
Insurance and annuity benefits	1,432	1,310	1,692	1,417	1,421	4,682	4,530	-3%
Change in estimates of liability for future policy benefits	8	13	2	69	11	(6)	82	1467%
Interest credited to policyholders' account balances	44	48	57	57	61	135	175	30%
Interest expense	6	7	3	(1)	(1)	11	1	-91%
Deferral of acquisition costs	(137)	(136)	(158)	(142)	(143)	(442)	(443)	—%
Amortization of acquisition costs	75	68	76	78	76	228	230	1%
General and administrative expenses	386	430	430	416	407	1,249	1,253	—%
Total benefits and expenses	1,814	1,740	2,102	1,894	1,832	5,857	5,828	—%
Adjusted operating income before income taxes	430	493	522	487	527	1,451	1,536	6%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023	% change

Revenues (1):
Premiums	1,602	1,476	1,635	1,581	1,447	4,962	4,663	-6%
Policy charges and fee income	42	37	24	29	29	128	82	-36%
Net investment income	677	716	712	735	732	2,131	2,179	2%
Asset management fees, commissions and other income	53	(2)	20	(3)	(1)	22	16	-27%
Total revenues	2,374	2,227	2,391	2,342	2,207	7,243	6,940	-4%
Benefits and expenses (1):
Insurance and annuity benefits	1,473	1,279	1,467	1,230	1,330	4,503	4,027	-11%
Change in estimates of liability for future policy benefits	30	46	4	224	5	78	233	199%
Interest credited to policyholders' account balances	136	145	158	169	178	410	505	23%
Interest expense	5	9	8	5	4	8	17	113%
Deferral of acquisition costs	(148)	(159)	(155)	(139)	(149)	(441)	(443)	—%
Amortization of acquisition costs	75	73	75	81	80	227	236	4%
General and administrative expenses	485	513	516	475	475	1,518	1,466	-3%
Total benefits and expenses	2,056	1,906	2,073	2,045	1,923	6,303	6,041	-4%
Adjusted operating income before income taxes	318	321	318	297	284	940	899	-4%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan - Prudential of Japan	1,496	1,341	1,735	1,463	1,422	4,887	4,620
Japan - Gibraltar Life	1,644	1,513	1,659	1,610	1,476	5,090	4,745
Emerging Markets	234	246	247	278	291	654	816
Total	3,374	3,100	3,641	3,351	3,189	10,631	10,181
Annualized new business premiums:
Japan - Prudential of Japan	138	160	196	158	143	497	497
Japan - Gibraltar Life	198	244	231	241	236	634	708
Emerging Markets	77	84	81	91	112	200	284
Total	413	488	508	490	491	1,331	1,489
Annualized new business premiums by distribution channel:
Life Planners	215	244	277	249	255	697	781
Gibraltar Life Consultants	125	156	128	144	131	365	403
Banks	34	49	55	51	68	119	174
Independent Agency	39	39	48	46	37	150	131
Total	413	488	508	490	491	1,331	1,489
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan - Prudential of Japan	1,657	1,523	1,901	1,600	1,601	5,213	5,102
Japan - Gibraltar Life	1,837	1,680	1,820	1,758	1,663	5,489	5,241
Emerging Markets	203	216	213	228	235	561	676
Total	3,697	3,419	3,934	3,586	3,499	11,263	11,019
Annualized new business premiums:
Japan - Prudential of Japan	155	181	212	174	162	529	548
Japan - Gibraltar Life	205	252	239	251	246	648	736
Emerging Markets	64	72	70	76	97	164	243
Total	424	505	521	501	505	1,341	1,527
Annualized new business premiums by distribution channel:
Life Planners	219	253	282	250	259	693	791
Gibraltar Life Consultants	129	161	131	149	136	373	416
Banks	34	49	55	51	69	119	175
Independent Agency	42	42	53	51	41	156	145
Total	424	505	521	501	505	1,341	1,527

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 110 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2022		2023
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan - Prudential of Japan	366	363	362	361	359
Japan - Gibraltar Life	332	328	325	323	320
Emerging Markets	37	38	39	40	42
Total	735	729	726	724	721
Number of individual policies in force at end of period (in thousands) (3):
Japan - Prudential of Japan	4,455	4,463	4,484	4,496	4,501
Japan - Gibraltar Life	6,765	6,713	6,681	6,650	6,626
Emerging Markets	704	726	742	754	769
Total	11,924	11,902	11,907	11,900	11,896
International life insurance individual policy persistency:
Life Planner:
13 months	92.4%	92.4%	92.4%	92.2%	92.2%
25 months	85.6%	85.3%	84.7%	84.0%	83.2%
Gibraltar Life (4):
13 months	95.5%	95.2%	95.2%	95.0%	94.8%
25 months	90.8%	90.8%	90.1%	89.2%	88.7%
Number of Life Planners at end of period:
Japan	4,481	4,446	4,454	4,317	4,337
All other countries	1,491	1,478	1,524	1,489	1,580
Total Life Planners	5,972	5,924	5,978	5,806	5,917
Gibraltar Life Consultants	6,861	6,821	6,689	6,648	6,736

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 110 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.
(4) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2022		2023			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2022	2023	% change

Revenues (1):
Premiums	(7)	(7)	(4)	(4)	(3)	(15)	(11)	27%
Policy charges and fee income	(13)	(12)	(13)	(13)	(14)	(42)	(40)	5%
Net investment income	150	167	189	173	180	440	542	23%
Asset management fees, commissions and other income	4	142	(56)	(102)	(118)	(248)	(276)	-11%
Total revenues	134	290	116	54	45	135	215	59%
Benefits and expenses (1):
Insurance and annuity benefits	—	4	(5)	—	(4)	(4)	(9)	-125%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	35	34	34	31	25	103	90	-13%
Interest expense	185	209	152	179	165	514	496	-4%
Deferral of acquisition costs	9	9	19	30	24	32	73	128%
Amortization of acquisition costs	(9)	(8)	(9)	(9)	(9)	(31)	(27)	13%
General and administrative expenses	329	567	410	350	348	673	1,108	65%
Total benefits and expenses	549	815	601	581	549	1,287	1,731	34%
Adjusted operating loss before income taxes	(415)	(525)	(485)	(527)	(504)	(1,152)	(1,516)	-32%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses and goodwill impairment and certain components of consideration for a business acquisition, which are recognized as compensation expense over the requisite service periods. Revenues and Benefits and expenses include consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	September 30, 2023						December 31, 2022
		Closed	PFI Excluding					Closed	PFI Excluding
	Total	Block	Closed Block Division				Total	Block	Closed Block Division
	Portfolio	Division	Amount	% of Total			Portfolio	Division	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	226,376	19,563	206,813	58.5%			242,246	21,140	221,106	60.8%
Public, held-to-maturity, at amortized cost, net of allowance (1)	—	—	—	0.0%			1,229	—	1,229	0.3%
Private, available-for-sale, at fair value	68,113	9,175	58,938	16.7%			64,745	8,931	55,814	15.4%
Private, held-to-maturity, at amortized cost, net of allowance (1)	—	—	—	0.0%			67	—	67	0.0%
Fixed maturities, trading, at fair value	6,516	816	5,700	1.6%			5,738	900	4,838	1.3%
Assets supporting experience-rated contractholder liabilities, at fair value	2,943	—	2,943	0.8%			2,844	—	2,844	0.8%
Equity securities, at fair value	6,366	1,778	4,588	1.3%			6,404	1,733	4,671	1.3%
Commercial mortgage and other loans, at book value, net of allowance	57,521	7,836	49,685	14.0%			56,608	7,926	48,682	13.4%
Policy loans, at outstanding balance	9,959	3,520	6,439	1.8%			10,046	3,637	6,409	1.8%
Other invested assets, net of allowance (2)	18,674	4,679	13,995	4.0%			17,531	4,254	13,277	3.7%
Short-term investments, net of allowance	5,058	303	4,755	1.3%			4,573	337	4,236	1.2%
Subtotal (3)	401,526	47,670	353,856	100.0%			412,031	48,858	363,173	100.0%
Invested assets of other entities and operations (4)	5,710	—	5,710				5,410	—	5,410
Total investments	407,236	47,670	359,566				417,441	48,858	368,583

Fixed Maturities by Credit Quality (3)(5):	September 30, 2023						December 31, 2022
	PFI Excluding Closed Block Division						PFI Excluding Closed Block Division
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Credit Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	183,149	5,150	23,198	1	165,100	79.8%	189,939	6,918	18,145	—	178,712	80.8%
2	40,894	393	6,397	—	34,890	16.9%	39,388	534	5,212	—	34,710	15.7%
Subtotal - High or Highest Quality Securities	224,043	5,543	29,595	1	199,990	96.7%	229,327	7,452	23,357	—	213,422	96.5%
3	5,064	70	411	—	4,723	2.3%	5,416	66	625	—	4,857	2.2%
4	1,818	29	176	64	1,607	0.7%	2,362	39	287	1	2,113	1.0%
5	426	18	65	37	342	0.2%	614	10	141	8	475	0.2%
6	273	4	25	101	151	0.1%	318	9	63	25	239	0.1%
Subtotal - Other Securities	7,581	121	677	202	6,823	3.3%	8,710	124	1,116	34	7,684	3.5%
Total	231,624	5,664	30,272	203	206,813	100.0%	238,037	7,576	24,473	34	221,106	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	17,383	144	2,557	—	14,970	25.4%	16,111	126	2,145	—	14,092	25.2%
2	39,502	576	4,761	—	35,317	59.9%	36,773	406	4,307	—	32,872	58.9%
Subtotal - High or Highest Quality Securities	56,885	720	7,318	—	50,287	85.3%	52,884	532	6,452	—	46,964	84.1%
3	5,113	48	492	5	4,664	7.8%	5,522	38	538	—	5,022	9.0%
4	3,333	12	153	1	3,191	5.5%	2,654	11	148	—	2,517	4.5%
5	736	6	57	3	682	1.2%	1,307	7	117	16	1,181	2.1%
6	121	15	—	22	114	0.2%	160	22	1	51	130	0.3%
Subtotal - Other Securities	9,303	81	702	31	8,651	14.7%	9,643	78	804	67	8,850	15.9%
Total	66,188	801	8,020	31	58,938	100.0%	62,527	610	7,256	67	55,814	100.0%
_____________
(1) In the the third quarter of 2023, the Company changed its intent to hold a portion of its held-to-maturity portfolio which will be redeemed as part of a recently announced reinsurance transaction that is targeted to close by December 31, 2023. As a result, the entire held-to-maturity portfolio was reclassified to fixed maturities available-for-sale. On an amortized cost basis, net of allowance, as of December 31, 2022, includes $1,149 million (fair value, $1,299 million) and $67 million (fair value, $71 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $80 million (fair value, $85 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of September 30, 2023 and December 31, 2022, 781 securities with amortized cost of $8,710 million (fair value $8,318 million) and 422 securities with amortized cost of $4,836 million (fair value $4,610 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	September 30, 2023		December 31, 2022
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	104,691	67.4%	112,013	68.4%
Public, held-to-maturity, at amortized cost, net of allowance	—	0.0%	1,229	0.7%
Private, available-for-sale, at fair value	19,497	12.5%	19,268	11.8%
Private, held-to-maturity, at amortized cost, net of allowance	—	0.0%	67	0.0%
Fixed maturities, trading, at fair value	516	0.3%	612	0.4%
Assets supporting experience-rated contractholder liabilities, at fair value	2,943	1.9%	2,844	1.7%
Equity securities, at fair value	1,669	1.1%	1,806	1.1%
Commercial mortgage and other loans, at book value, net of allowance	17,640	11.4%	18,080	11.0%
Policy loans, at outstanding balance	2,545	1.6%	2,607	1.6%
Other invested assets (3)	5,694	3.7%	5,272	3.2%
Short-term investments, net of allowance	196	0.1%	100	0.1%
Total	155,391	100.0%	163,898	100.0%

	September 30, 2023		December 31, 2022
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	102,122	51.4%	109,093	54.8%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	39,441	19.9%	36,546	18.3%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	5,184	2.6%	4,226	2.1%
Assets supporting experience-rated contractholder liabilities, at fair value	—	0.0%	—	0.0%
Equity securities, at fair value	2,919	1.5%	2,865	1.4%
Commercial mortgage and other loans, at book value, net of allowance	32,045	16.1%	30,602	15.4%
Policy loans, at outstanding balance	3,894	2.0%	3,802	1.9%
Other invested assets, net of allowance (3)	8,301	4.2%	8,005	4.0%
Short-term investments, net of allowance	4,559	2.3%	4,136	2.1%
Total	198,465	100.0%	199,275	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

INVESTMENT RESULTS (1)
(in millions)

	Three Months Ended September 30,
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (6)	Amount		Yield (6)	Amount
General Account (2)
Fixed maturities (3)	4.18%	3,098	(367)	3.72%	2,617	25
Equity securities	2.32%	30	—	1.73%	19	—
Commercial mortgage and other loans	4.01%	495	(68)	3.71%	446	(16)
Policy loans	4.50%	72	—	4.51%	70	—
Short-term investments and cash equivalents	6.41%	232	2	3.23%	130	(4)
Gross investment income before investment expenses	4.21%	3,927	(433)	3.69%	3,282	5
Investment expenses (4)	-0.13%	(211)	—	-0.14%	(176)	—
Subtotal	4.08%	3,716	(433)	3.55%	3,106	5
Other investments (3)(4)		299	(1,776)		28	(541)
Investment results of other entities and operations (5)		45	38		63	77
Less: investment income related to adjusted operating income reconciling items		(167)			(150)
Total		3,893	(2,171)		3,047	(459)

	Nine Months Ended September 30,
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (6)	Amount		Yield (6)	Amount
General Account (2)
Fixed maturities (3)	4.09%	9,125	(586)	3.68%	7,994	(901)
Equity securities	2.93%	109	—	2.07%	75	—
Commercial mortgage and other loans	3.95%	1,435	(105)	3.68%	1,349	(90)
Policy loans	4.56%	216	—	4.53%	214	—
Short-term investments and cash equivalents	5.80%	643	2	1.83%	202	(5)
Gross investment income before investment expenses	4.12%	11,528	(689)	3.61%	9,834	(996)
Investment expenses (4)	-0.13%	(633)	—	-0.14%	(439)	—
Subtotal	3.99%	10,895	(689)	3.47%	9,395	(996)
Other investments (3)(4)		780	(2,100)		799	(2,439)
Investment results of other entities and operations (5)		201	27		225	256
Less: investment income related to adjusted operating income reconciling items		(498)			(718)
Total		11,378	(2,762)		9,701	(3,179)

__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Prior period amounts have been reclassified to conform to current period presentation.
(5) Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(6) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes assets "held-for-sale" as of March 31, 2022 and December 31, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended September 30,
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.96%	1,009	(15)	2.82%	954	156
Equity securities	1.12%	5	—	1.04%	4	—
Commercial mortgage and other loans	3.67%	162	(33)	3.63%	169	(3)
Policy loans	3.89%	25	—	3.94%	24	—
Short-term investments and cash equivalents	5.20%	27	—	3.07%	12	(2)
Gross investment income before investment expenses	3.05%	1,228	(48)	2.91%	1,163	151
Investment expenses	-0.12%	(79)	—	-0.13%	(74)	—
Subtotal	2.93%	1,149	(48)	2.78%	1,089	151
Other investments (2)		84	(807)		6	(502)
Total		1,233	(855)		1,095	(351)

	Nine Months Ended September 30,
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.88%	2,981	189	2.75%	2,863	233
Equity securities	2.84%	37	—	2.89%	41	—
Commercial mortgage and other loans	3.66%	484	(48)	3.65%	521	(12)
Policy loans	3.88%	74	—	3.92%	75	—
Short-term investments and cash equivalents	4.76%	71	—	2.08%	18	(2)
Gross investment income before investment expenses	3.00%	3,647	141	2.87%	3,518	219
Investment expenses	-0.13%	(241)	—	-0.14%	(197)	—
Subtotal	2.87%	3,406	141	2.73%	3,321	219
Other investments (2)		238	(926)		142	(2,077)
Total		3,644	(785)		3,463	(1,858)
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended September 30,
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	5.22%	2,089	(352)	4.57%	1,663	(131)
Equity securities	2.92%	25	—	2.18%	15	—
Commercial mortgage and other loans	4.19%	333	(35)	3.77%	277	(13)
Policy loans	4.90%	47	—	4.88%	46	—
Short-term investments and cash equivalents	6.57%	205	2	3.24%	118	(2)
Gross investment income before investment expenses	5.09%	2,699	(385)	4.32%	2,119	(146)
Investment expenses (4)	-0.13%	(132)	—	-0.15%	(102)	—
Subtotal	4.96%	2,567	(385)	4.17%	2,017	(146)
Other investments (3)(4)		215	(969)		22	(39)
Total		2,782	(1,354)		2,039	(185)

	Nine Months Ended September 30,
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	5.14%	6,144	(775)	4.53%	5,131	(1,134)
Equity securities	2.98%	72	—	1.54%	34	—
Commercial mortgage and other loans	4.11%	951	(57)	3.70%	828	(78)
Policy loans	5.02%	142	—	4.94%	139	—
Short-term investments and cash equivalents	5.93%	572	2	1.82%	184	(3)
Gross investment income before investment expenses	4.99%	7,881	(830)	4.20%	6,316	(1,215)
Investment expenses (4)	-0.13%	(392)	—	-0.15%	(242)	—
Subtotal	4.86%	7,489	(830)	4.05%	6,074	(1,215)
Other investments (3)(4)		542	(1,174)		657	(362)
Total		8,031	(2,004)		6,731	(1,577)
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Prior period amounts have been reclassified to conform to current period presentation.
(5) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes assets "held-for-sale" as of March 31, 2022 and December 31, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Nine Months Ended September 30, 2023									Nine Months Ended September 30, 2022
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	18,860	—	—	(1)	1,228	358	—	—	20,445	28,466	—	—	(2)	1,248	299	—	—	30,011
Policy charges and fee income	3,165	95	—	59	—	—	—	—	3,319	3,175	43	—	141	—	58	—	—	3,417
Net investment income	11,378	(14)	—	—	1,491	512	—	—	13,367	9,701	(18)	—	—	1,508	736	—	—	11,927
Realized investment gains (losses), net	293	(2,932)	—	—	(361)	(123)	—	—	(3,123)	678	(3,506)	—	—	69	(351)	—	—	(3,110)
Asset management fees, commissions and other income	4,178	464	—	—	183	273	(51)	—	5,047	5,319	(1,553)	—	—	(621)	(925)	21	—	2,241
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(160)	—	—	—	—	—	(160)	—	—	(1,072)	—	—	34	—	—	(1,038)
Total revenues	37,874	(2,387)	(160)	58	2,541	1,020	(51)	—	38,895	47,339	(5,034)	(1,072)	139	2,204	(149)	21	—	43,448
Benefits and expenses:
Insurance and annuity benefits	20,867	17	—	7	2,290	566	—	—	23,747	31,023	335	—	(11)	1,865	(209)	—	—	33,003
Change in estimates of liability for future policy benefits	230	34	—	(137)	—	104	—	—	231	901	141	—	(468)	—	23	—	—	597
Interest credited to policyholders' account balances	2,340	428	—	—	89	145	—	—	3,002	1,927	(136)	—	—	91	(487)	—	—	1,395
Interest expense	1,324	—	—	—	—	(3)	—	—	1,321	1,172	—	—	—	4	—	—	—	1,176
Deferral of acquisition costs	(1,691)	—	—	—	—	—	—	—	(1,691)	(1,616)	—	—	—	—	—	—	—	(1,616)
Amortization of acquisition costs	1,061	21	—	—	10	—	—	—	1,092	1,053	28	—	1	10	—	—	—	1,092
General and administrative expenses	9,479	—	—	—	202	83	(9)	28	9,783	9,026	—	—	—	212	349	39	27	9,653
Total benefits and expenses	33,610	500	—	(130)	2,591	895	(9)	28	37,485	43,486	368	—	(478)	2,182	(324)	39	27	45,300
__________
(1) See page 39 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended September 30, 2023									Three Months Ended September 30, 2022
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	3,659	—	—	(1)	392	123	—	—	4,173	15,322	—	—	(1)	396	128	—	—	15,845
Policy charges and fee income	1,060	12	—	40	—	—	—	—	1,112	1,083	33	—	27	—	—	—	—	1,143
Net investment income	3,893	(5)	—	—	511	172	—	—	4,571	3,047	(4)	—	—	434	154	—	—	3,631
Realized investment gains (losses), net	47	(2,126)	—	—	(231)	(92)	—	—	(2,402)	250	(687)	—	—	29	(22)	—	—	(430)
Asset management fees, commissions and other income	1,467	(277)	—	—	(57)	38	(22)	—	1,149	1,378	(445)	—	—	(149)	(687)	(27)	—	70
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(251)	—	—	—	—	—	(251)	—	—	(58)	—	—	—	—	—	(58)
Total revenues	10,126	(2,396)	(251)	39	615	241	(22)	—	8,352	21,080	(1,103)	(58)	26	710	(427)	(27)	—	20,201
Benefits and expenses:
Insurance and annuity benefits	4,348	91	—	4	515	202	—	—	5,160	15,925	154	—	(2)	621	(456)	—	—	16,242
Change in estimates of liability for future policy benefits	49	2	—	(108)	—	8	—	—	(49)	59	—	—	(97)	—	3	—	—	(35)
Interest credited to policyholders' account balances	804	(5)	—	—	30	43	—	—	872	628	(20)	—	—	30	53	—	—	691
Interest expense	422	—	—	—	(1)	—	—	—	421	407	—	—	—	4	(1)	—	—	410
Deferral of acquisition costs	(576)	—	—	—	—	—	—	—	(576)	(531)	—	—	—	—	—	—	—	(531)
Amortization of acquisition costs	351	7	—	—	3	—	—	—	361	355	6	—	—	3	(1)	—	—	363
General and administrative expenses	3,122	—	—	—	66	34	(11)	10	3,221	3,070	—	—	—	73	28	6	10	3,187
Total benefits and expenses	8,520	95	—	(104)	613	287	(11)	10	9,410	19,913	140	—	(99)	731	(374)	6	10	20,327

__________
(1) See page 39 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended December 31, 2022									Three Months Ended March 31, 2023
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	5,904	—	—	1	451	108	—	—	6,464	8,833	—	—	—	406	124	—	—	9,363
Policy charges and fee income	1,100	77	—	21	—	—	—	—	1,198	1,073	37	—	24	—	—	—	—	1,134
Net investment income	3,483	(5)	—	—	468	164	—	—	4,110	3,671	(5)	—	—	481	173	—	—	4,320
Realized investment gains (losses), net	169	(1,200)	—	—	(339)	(27)	—	—	(1,397)	137	105	—	—	(17)	(8)	—	—	217
Asset management fees, commissions and other income	1,550	78	—	—	174	646	(19)	—	2,429	1,390	375	—	—	101	89	(19)	—	1,936
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	629	—	—	—	—	—	629	—	—	75	—	—	—	—	—	75
Total revenues	12,206	(1,050)	629	22	754	891	(19)	—	13,433	15,104	512	75	24	971	378	(19)	—	17,045
Benefits and expenses:
Insurance and annuity benefits	6,614	(128)	—	5	678	842	—	—	8,011	9,588	(32)	—	4	875	188	—	—	10,623
Change in estimates of liability for future policy benefits	50	13	—	(7)	—	1	—	—	57	22	24	—	(28)	—	7	—	—	25
Interest credited to policyholders' account balances	735	(20)	—	—	30	53	—	—	798	756	144	—	—	30	51	—	—	981
Interest expense	417	—	—	—	5	(2)	—	—	420	441	—	—	—	1	(1)	—	—	441
Deferral of acquisition costs	(539)	—	—	—	—	—	—	—	(539)	(569)	—	—	—	—	—	—	—	(569)
Amortization of acquisition costs	328	9	—	(1)	4	1	—	—	341	355	7	—	—	3	—	—	—	365
Goodwill impairment	—	—	—	—	—	—	—	903	903	—	—	—	—	—	—	—	—	—
General and administrative expenses	3,372	—	—	—	77	25	(1)	9	3,482	3,245	—	—	—	66	26	(14)	9	3,332
Total benefits and expenses	10,977	(126)	—	(3)	794	920	(1)	912	13,473	13,838	143	—	(24)	975	271	(14)	9	15,198
__________
(1) See page 39 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including goodwill impairments related to Assurance IQ that resulted in charges of $903 million pre-tax and $713 million after-tax in the fourth quarter of December 31, 2022. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended June 30, 2023
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,368	—	—	—	430	111	—	—	6,909
Policy charges and fee income	1,032	46	—	(5)	—	—	—	—	1,073
Net investment income	3,814	(4)	—	—	499	167	—	—	4,476
Realized investment gains (losses), net	109	(911)	—	—	(113)	(23)	—	—	(938)
Asset management fees, commissions and other income	1,321	366	—	—	139	146	(10)	—	1,962
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	16	—	—	—	—	—	16
Total revenues	12,644	(503)	16	(5)	955	401	(10)	—	13,498
Benefits and expenses:
Insurance and annuity benefits	6,931	(42)	—	(1)	900	176	—	—	7,964
Change in estimates of liability for future policy benefits	159	8	—	(1)	—	89	—	—	255
Interest credited to policyholders' account balances	780	289	—	—	29	51	—	—	1,149
Interest expense	461	—	—	—	—	(2)	—	—	459
Deferral of acquisition costs	(546)	—	—	—	—	—	—	—	(546)
Amortization of acquisition costs	355	7	—	—	4	—	—	—	366
General and administrative expenses	3,112	—	—	—	70	23	16	9	3,230
Total benefits and expenses	11,252	262	—	(2)	1,003	337	16	9	12,877

__________
(1) See page 39 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net, and related charges and adjustments." A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Additionally, adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income.

Adjusted operating income excludes “Change in value of market risk benefits, net of related hedging gains (losses)”, which reflects the impact from changes in current market conditions, and market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with the Japan operation.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
GAAP equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Adjusted book value per common share is a non-GAAP measure. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions including the removal of the associated accounting impacts of the remeasurement of certain insurance liabilities and investments that are marked to market through AOCI under GAAP. However, adjusted book value per common share is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Gibraltar Life:
Includes results from the Japan operation.

13. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life.

14. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, and net policy charges and fee income.

16. Individual Retirement Strategies Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

17. Individual Retirement Strategies - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

18. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

KEY DEFINITIONS AND FORMULAS

20. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

21. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

22. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

23. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

25. Prudential Advisors:
Captive financial professionals in our insurance operations in the United States.

26. Prudential Advisor Productivity:
Commissions on new sales of all products by Prudential Advisors financial professionals under contract for the entire period, divided by the number of those financial professionals. Excludes commissions on new sales by financial professionals hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

27. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

28. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

29. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2023

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of November 1, 2023
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of November 1, 2023

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.